UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 10, 2012

Griffin-American Healthcare REIT II, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
(State or other jurisdiction of incorporation)	Commission File Number)	(I.R.S. Employer Identification No.)

4000 MacArthur Boulevard, West Tower, Suite 200, Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 270-9200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

INFORMATION TO BE INCLUDED IN THE REPORT

We previously filed a Current Report on Form 8-K on January 17, 2012 reporting our acquisition of ten skilled nursing facilities: (i) Rockdale Healthcare Center, Riverside Health Care Center, New London Healthcare, Bell Minor Home, Westminister Commons and Nurse Care of Buckhead, located in Conyers, Covington, Snellville, Gainsville, Atlanta and Atlanta, Georgia, respectively; (ii) Parkway Health and Rehabilitation Center and Millington Healthcare Center, located in Memphis and Millington, Tennessee, repectively; (iii) Nurse Care of Shreveport, located in Shreveport, Lousisiana; and (iv) Sea Breeze Health Care Center, located in Mobile, Alabama, or collectively the Southeastern SNF Portfolio, for an aggregate purchase price of $166,500,000, plus closing costs. We subsequently filed a Current Report on Form 8-K/A, Amendment No. 1, on January 18, 2012, to amend the Form 8-K. We are filing this Current Report on Form 8-K/A, Amendment No. 2, to provide the financial information required by Item 9.01.

On January 10, 2012, we acquired the Southeastern SNF Portfolio which is leased to a majority-owned subsidiary of Wellington Healthcare Services, LP, or Wellington, whereby Wellington and subsidiaries serve as the guarantors of the leased properties.

In evaluating the Southeastern SNF Portfolio as a potential acquisition and determining the appropriate amount of consideration to be paid for the portfolio, a variety of factors were considered, including our evaluation of property condition reports, the respective locations, visibility and access to the ten facilities, the age, physical condition and curb appeal of the ten facilities, neighboring property uses, local market conditions and general economic conditions and patient demand.

The Southeastern SNF Portfolio was built between 1969 and 1999 and consists of approximately 454,000 square feet of gross leasable area, or GLA, in the aggregate, and each facility has between 84 and 227 beds. The Southeastern SNF Portfolio is 100% leased to one tenant which has operations at each of the ten facilities. We believe that the financial condition and results of operations of the guarantor, Wellington Healthcare Services, LP and Subsidiaries, are more relevant to investors than the financial statements of the individual properties and enable investors to evaluate the credit-worthiness of the guarantor of the lease and pursuant to the guidance provided by the United States Securities and Exchange Commission, or the SEC, we have provided the audited financial statements of Wellington Healthcare Services, LP and Subsidiaries, below.

Item 9.01 Financial Statements and Exhibits.

To the Partners

of Wellington Healthcare Services, LP and Subsidiaries

Independent Auditor’s Report

We have audited the accompanying consolidated balance sheets of Wellington Healthcare Services, LP and Subsidiaries as of December 31, 2011 and 2010, and the related consolidated statements of income, partners’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Wellington Healthcare Services, LP and Subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The December 31, 2011 consolidating balance sheet and related statement of income on pages 21 through 35 are presented for the purposes of additional analysis of the consolidated financial statement rather than to present the financial position and the results of operations of the individual companies, and is not a required part of the consolidated financial statement. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statement. The consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statement and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the consolidated financial statement or to the consolidated financial statement itself, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the consolidating information is fairly stated in all material respects in relation to the consolidated financial statement taken as a whole.

/s/ Bradley Associates

Indianapolis, Indiana

March 16, 2012

201 S. Capitol Avenue, Suite 910 Indianapolis, IN 46225 P 317.237.5500 F317.237.5503 bradleycpa.com

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2011 AND 2010

ASSETS

	2011	2010
Current assets:
Cash	$3,821,639	$3,832,645
Patient accounts receivable, net of allowance for doubtful accounts of $1,020,315 and $812,964 for 2011 and 2010, respectively	7,694,602	6,868,754
Third party receivables	432,522	623,971
Accounts receivable, related parties		9,378
Escrow accounts	1,388,248	944,121
Prepaid expenses	799,221	1,098,278

Total current assets	14,136,232	13,377,147

Investments	2,465,987	2,470,432

Restricted cash	4,344,115	4,344,115

Property and equipment, net	76,130,030	74,994,734

Other assets:
Deferred loan costs, net	2,731,135	2,946,912
Goodwill	4,015,652	4,015,652
Other assets	420,799	209,714

Total other assets	7,167,586	7,172,278

Total assets	$104,243,950	$102,358,706

The accompanying notes are an integral part

of the consolidated financial statements.

LIABILITIES AND PARTNERS’ EQUITY

	2011	2010
Current liabilities:
Current maturities of long-term debt	$14,078,955	$1,481,103
Accounts payable, trade	4,267,679	4,093,360
Third party payables	132,694
Accrued expenses	5,467,397	4,566,404

Total current liabilities	23,946,725	10,140,867

Long-term debt, less current maturities	69,521,028	83,968,946

Partners’ equity	10,776,197	8,248,893

Total liabilities and partners’ equity	$104,243,950	$102,358,706

The accompanying notes are an integral part

of the consolidated financial statements.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010
Revenue:
Net routine services	$101,449,027	$85,731,775
Net special services	4,099,691	2,933,434
Billing service fees	492,989	481,714
Management fees		10,500

	106,041,707	89,157,423

Other operating revenue	40,890	38,693

Operating expenses:
Routine service	33,088,782	29,721,447
Special service	13,946,211	11,549,915
Dietary	6,941,499	6,175,370
Laundry and housekeeping	3,504,150	3,101,465
Plant operation and maintenance	4,606,072	4,118,404
General and administrative	19,937,030	16,644,022
Property and related	2,475,930	2,116,753
Depreciation and amortization	2,796,788	2,680,554
Bad debts	1,068,996	665,496

	88,365,458	76,773,426

Operating income	17,717,139	12,422,690

Financial income:
Interest income	18,954	9,731
Gain on sale of assets	(154,312)	2,398
Interest expense	(4,127,233)	(4,485,909)
Other		(249,141)

	(4,262,591)	(4,722,921)

Net income	$13,454,548	$7,699,769

The accompanying notes are an integral part

of the consolidated financial statements.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF PARTNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010
Balance, beginning	$8,248,893	$1,800,169
Net income	13,454,548	7,699,769
Contributions		4,344,115
Distributions	(10,927,244)	(5,595,160)

Balance, ending	$10,776,197	$8,248,893

The accompanying notes are an integral part

of the consolidated financial statements.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010
Cash flows from operating activities:
Net income	$13,454,548	$7,699,769
Adjustments to reconcile net income to cash flows from operating activities:
Depreciation and amortization	2,796,788	2,680,554
Bad debt	1,068,996	665,496
Gain on sale of assets	154,312	(2,398)
Changes in assets and liabilities:
Patient accounts receivable	(1,894,844)	(263,676)
Third party receivables	191,449	27,694
Accounts receivable, related parties	9,378	(3,113)
Prepaid expenses	299,057	(29,942)
Other assets	(211,085)	(136,805)
Accounts payable, trade	174,319	551,173
Third party payables	132,694
Accrued expenses	900,993	3,585

Cash flows from operating activities	17,076,605	11,192,337

Cash flows from investing activities:
Purchase of property and equipment	(3,835,880)	(13,981,971)
Change in escrow accounts	(439,682)	(3,086,025)
Change in restricted cash		(4,344,115)

Cash flows from investing activities	(4,275,562)	(21,412,111)

Cash flows from financing activities:
Contributions		4,344,115
Distributions	(10,927,244)	(5,595,160)
Net payments on revolving line of credit		(2,140,000)
Proceeds from short-term borrowings	1,008,676	737,057
Proceeds from long-term borrowings		85,143,534
Costs incurred to obtain financing	(34,739)	(2,389,159)
Principal payments on notes payable	(2,858,742)	(68,489,463)

Cash flows from financing activities	(12,812,049)	11,610,924

Change in cash	(11,006)	1,391,150
Cash at beginning of year	3,832,645	2,441,495

Cash at end of year	$3,821,639	$3,832,645

Supplemental disclosures of cash flow information:

Cash payments for interest	$4,076,631	$4,667,028

The accompanying notes are an integral part

of the consolidated financial statements.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Nature of Business

Wellington Healthcare Services, LP (Partnership), was organized as a Limited Partnership for the purpose of owning, operating and managing long-term care facilities and related businesses. Under the terms of the partnership agreement, the limited partnership has an infinite life. The Partnership’s subsidiaries (which operate in Alabama, Louisiana, Georgia, and Tennessee) are as follows:

Andrees Investments, LP owns a parcel of undeveloped real estate in Millington, Tennessee.

Bombay Lane, LP provides consulting services to Wellington Healthcare Services, LP and Subsidiaries.

Congress Street Partners, LP subleases and operates Sea Breeze Health Care Center, a nursing facility located in Mobile, Alabama.

Elkins Road Associates, LP is the general partner of each of the Partnership’s subsidiaries.

England Associates, LP leases and operates New London Health Center, a nursing facility located in Snellville, Georgia.

Facility Investments, LP subleases and operates Westminster Commons, a nursing facility located in Atlanta, Georgia.

Falligant Associates, LP owns the real property occupied as Rockdale Healthcare Center located in Conyers, Georgia.

Hamilton Mill Associates, LP subleases and operates Bell Minor Home, a nursing facility located in Gainesville, Georgia.

Irving Place Associates, LP subleases and operates Nursecare of Shreveport, a nursing facility located in Shreveport, Louisiana.

Ivan Associates, LP owns the real property occupied as Sea Breeze Health Care Center located in Mobile, Alabama.

LTC Consulting, LP leases and operates Rockdale Healthcare Center, a nursing facility located in Conyers, Georgia.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Nature of Business (Continued)

McGee Road Associates, LP owns the real property occupied as New London Health Center in Snellville, Georgia.

Wellington Healthcare Properties, LP subleases and operates Millington Healthcare Center, a nursing facility located in Millington, Tennessee.

Pharr Court Associates, LP leases and operates Nursecare of Buckhead, a nursing facility located in Atlanta, Georgia.

Powder Springs Road Associates, LP owns the real property occupied as Nursecare of Buckhead located in Atlanta, Georgia.

Red River Associates, LP owns the real property occupied as Nursecare of Shreveport located in Shreveport, Louisiana.

Riverside Healthcare, LP subleases and operates Riverside Health Care Center, a nursing facility located in Conyers, Georgia.

San Alejandro Associates, LP owns the real property occupied as Bell Minor Home located in Gainesville, Georgia.

San Carlos Associates, LP owns the real property occupied as Westminster Commons located in Atlanta, Georgia.

South Parkway Associates, LP subleases and operates Parkway Health & Rehabilitation Center, a nursing facility located in Memphis, Tennessee.

Tennessee Property Associates, LP owns the real property occupied as Parkway Health & Rehabilitation Center located in Memphis, Tennessee.

Warsaw Road, LP holds a master lease agreement for seven of the nursing facilities.

Wellington Healthcare Billing, LP provides Part B billing services for nursing facilities operated by Wellington Healthcare Services, LP and its subsidiaries.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Nature of Business (Continued)

Wellington Realty, LP owned the real property at 500 Bombay Lane in Roswell, Georgia and leased the real property at 400 Bombay Lane in Roswell, Georgia. Both locations were occupied as the corporate offices until October 2008. During 2011 Wellington Realty sold the real property at 500 Bombay Lane and terminated the lease at 400 Bombay Lane. Wellington Realty LP also leases the current corporate offices located at 20 Mansell Court East, Suite 200 in Roswell, Georgia and owns a parking lot used in connection with the Westminster Commons facility.

Wellington Retirement Management, LP provided management and marketing services up to July 2010 to North Metro Property Development Corp. which owns an assisted living facility located in Roswell, Georgia.

West Point Road Associates, LP owns the real property occupied as Millington Healthcare Center located in Millington, Tennessee.

West Street Associates, LP owns the real property occupied as Riverside Health Care Center located in Covington, Georgia.

2.	Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of the Partnership and its subsidiaries. All material intercompany accounts and transactions are eliminated in consolidation. All subsidiaries are wholly-owned.

Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash

For purpose of reporting the statement of cash flows, the Partnership considers all cash accounts which are not subject to withdrawal restrictions or penalties, all money market accounts and all highly liquid investments purchased with a maturity of 90 days or less as cash on the accompanying balance sheets.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	Significant Accounting Policies (Continued)

Cash (Continued)

The Partnership maintains its cash in bank accounts which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts.

Patient Accounts Receivable

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through an adjustment to bad debt expense and a credit to a valuation allowance based on its current assessment of accounts receivable. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. Changes in the valuation allowance have not been material to the financial statements.

Investments

The Partnership is required by the U.S. Department of Housing and Urban Development (HUD) to set aside amounts for the replacement of property and other project expenditures approved by HUD in replacement reserve accounts. The reserves are stated at confirmed, fair market value. At times, these reserve balances may exceed federally insured limits. The Partnership believes it is not exposed to any significant credit risk on these reserve accounts.

Restricted Cash

The Partnership has restricted cash in a savings account that holds the cash collateral related to the term loan discussed in Note 6. The Partnership can not withdraw the money until the loan is refinanced or paid in full.

Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization are computed by the straight-line method over the estimated useful lives of the assets. When equipment is retired, its cost and the related accumulated depreciation are eliminated from the respective accounts and gains or losses arising from the disposition are reflected as income or expense. The cost of maintenance and repairs are expensed as incurred; significant renewals and betterments are capitalized.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	Significant Accounting Policies (Continued)

Deferred Loan Costs

Deferred loan costs consist of costs incurred to obtain financing. Deferred loan costs are amortized using the interest method over the life of the related loan.

Patient Service Revenue

Revenue from the Medicaid and Medicare programs accounted for approximately 45% and 40%, respectively of net routine and special services revenue for the year ended December 31, 2011. Revenue from the Medicaid and Medicare programs accounted for approximately 48% and 37%, respectively of net routine and special services revenue for the year ended December 31, 2010.

Revenue received under the Medicaid program is based in part on cost reimbursement principles and are subject to audit by state agencies. Medicaid cost reports through June 30, 2011, have been accepted by the respective intermediaries without significant adjustments. Management believes it has properly applied cost reimbursement principles in the preparation of those cost reports that have not yet been audited.

Revenue for services rendered under the Medicare program is based on a prospective payment system, under which the facility is paid varying amounts based on individual patient acuity, regardless of the cost incurred to care for that patient. Under this reimbursement methodology, each facility prepares an annual cost report and has a settlement with the Medicare program for bad debts that are deemed to be reimbursable under existing Medicare regulations. All other costs are considered to be reimbursed through the prospective payment rates.

Revenue under third-party payer agreements is subject to audit and retroactive adjustment. Differences between interim and final statements are reported in operations in the year of settlement. The effect of these differences was not material to the financial statements for 2011 or 2010.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	Significant Accounting Policies (Continued)

Income Taxes

As a limited partnership, the Partnership’s taxable income or loss is allocated to partners in accordance with their respective ownership percentage. Therefore, no provision or liability for federal income taxes has been included in the financial statements. In the states of Alabama, Georgia and Louisiana, the Partnership has elected to file using the composite method whereby the partnership pays applicable state income taxes on behalf of the partners.

3.	Property and Equipment

At December 31, 2011, the cost and accumulated depreciation by major classes of assets were as follows:

Property and equipment
	Useful Life	Cost	Accumulated Depreciation
Land		$12,557,979	$
Buildings and improvements	8-40	64,180,784		7,707,969
Leasehold improvements	20	1,907,631		300,511
Fixed equipment	10-20	1,946,376		591,775
Major moveable equipment	10-20	3,488,732		1,551,933
Computers and electronics	5	2,091,997		1,002,128
Construction in progress		1,110,847

		$87,284,346		$11,154,316

Depreciation expense totaled $2,546,272 and $2,032,214 for the years ending December 31, 2011 and 2010, respectively. At December 31, 2011, the estimated cost to complete construction in progress is approximately $500,000.

On December 8, 2010, a subsidiary of the Partnership purchased property and equipment known as New London Nursing Facility, located in Snellville, Georgia, for $12,000,000 through the issuance of a note payable.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.	Deferred Loan Costs

Costs incurred in connection with obtaining long-term debt have been deferred. These costs will be amortized over the period the obligations are outstanding. At December 31, 2011 the Partnership had total cost and accumulated amortization of $3,000,492 and $269,357, respectively.

5.	Goodwill

Goodwill is not subject to amortization. Management tests goodwill at the facility level for impairment on an annual basis and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the goodwill below its carrying amount. There was no impairment of goodwill for the year ended December 31, 2011 or 2010.

6.	Pledged Assets and Long-Term Debt

Long-term debt and the collateral pledged thereon as of December 31, 2011 are as follows:

Mortgage loans insured HUD	$70,569,819
Term loan	12,674,734
Notes payable to finance insurance	355,430

83,599,983
Less current maturities	14,078,955

Total long-term debt	$69,521,028

Aggregate maturities of long-term debt at December 31, 2011, are due in future years as follows:

2012	$14,078,955
2013	1,096,529
2014	1,152,728
2015	1,208,511
2016	1,267,001
Later years	64,796,259

$83,599,983

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.	Pledged Assets and Long-Term Debt (Continued)

The HUD insured loans are secured by a mortgage on the real estate and buildings of nine nursing facilities, and are due in monthly installments of $23,384 to $63,296, including interest ranging from 4.57% to 5.25%, and mature through August 2045. The HUD insured loans do not have any financial covenants.

The term loan is to finance the purchase of New London Health Center, in which monthly installments are due for interest only. Of the original loan amount, $8,330,619 is collateralized by the real estate and property of McGee Road Associates and the other $4,344,115 is collateralized by restricted cash of McGee Road Associates. Monthly installments are due for interest only at 2.0% above LIBOR on the cash collateralized portion and 6.5% above LIBOR for the property collateralized portion. All principal is due upon maturity in May 2012. At December 31, 2010 LIBOR is 0.375%. This term loan requires compliance with certain restrictions and financial and operating ratios.

The notes payable to finance insurance are due in monthly installments of $1,816 to $17,789, including interest ranging from 3.95% to 4.25%, and mature through May 2012. All notes are collateralized by the unearned premiums.

During January 2011 the Partnership obtained a $750,000 line of credit. At December 31, 2011, the outstanding balance on the line of credit was $0. The line of credit was extended in January 2012 (see Note 10) and bears interest at 3.5% above LIBOR. The line of credit is unsecured. This line of credit requires compliance with certain restrictions and financial and operating ratios.

7.	Concentration of Credit Risk

The Partnership grants credit without collateral to its clients, most of whom are local residents. Receivables from Medicare, Medicaid, other third-party payors and clients were as follows:

	2011	2010
Medicaid	36%	31%
Medicare	32	37
Other third-party payors	24	24
Private payors	8	8

	100%	100%

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.	Insured Risks

The Partnership has a partially funded, minimum premium plan for the cost of employee related workers’ compensation benefits. Under this plan, the Partnership has an Individual Stop Level (ISL) and an Aggregate Stop Level (ASL) of $250,000 and $690,000, respectively. The ASL is based on the number of employees enrolled in the plan on a month to month basis. Amounts in excess of the ISL or ASL are covered through a commercial stop-loss policy. At December 31, 2011, the Partnership estimated $180,746 of workers’ compensation benefit claims were incurred prior to year end, but not reported to the plan. This amount is included in accrued expenses on the Consolidated Balance Sheets and general and administrative expense on the Consolidated Statements of Income.

9.	Risk Management

The Partnership operates in the long-term care industry. Over time, the industry has seen an increase in litigation related to patient care issues. The Partnership carries professional liability insurance on all of its nursing facilities to cover potential losses resulting from litigation. Based on insurance coverage in effect during the period, there is no pending litigation or unasserted claims that would result in significant losses to the Partnership.

In addition to professional liability claims, the partnership is involved in litigation and regulatory investigations arising in the ordinary course of business. These matters are expected to be resolved without material adverse effect on the partnership’s consolidated financial position.

10.	Reclassifications

Certain 2010 balances were reclassified to agree with the 2011 presentation.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.	Healthcare Reform

During 2010, the federal government enacted various laws including the Patient Protection and Affordable Care Act and the Healthcare Education and Reconciliation Act. These laws and their related regulations will lead to significant changes in how health care companies are regulated and reimbursed for the services they provide. In addition, these laws may have a significant impact on the health insurance programs that the company offers to its employees which will have an impact on the cost of these programs. The Partnership cannot currently predict with certainty the ultimate impact of any of the above laws on the Partnership’s financial condition, cash flows or results of operations.

12.	Subsequent Events

On January 10, 2012, the Partnership sold substantially all of the assets and long-term debt of the 10 nursing facilities to an unrelated party under a sale-leaseback transaction. The sale resulted in a gain of approximately $84,000,000 that will be deferred over the lives of the new leases. The new leases have covenant tests that will be tested each test period.

During January 2012, the Partnership extended its $750,000 line of credit. As of March 16, 2012, the balance on the line of credit is $0.

Subsequent events have been evaluated through March 16, 2012, which is the date the financial statements were available to be issued.

SUPPLEMENTARY INFORMATION

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2011

			Congress
	Andrees	Bombay	Street	England	Facility	Falligant
	Investments, LP	Lane, LP	Partners, LP	Associates, LP	Investments, LP	Associates, LP
Assets

Current assets:
Cash	$	$125,511	$104,548	$225,321	$53,664	$103,957
Patient accounts receivable, net			473,560	831,669	494,493
Third party receivables			8,651	56,910
Accounts receivable, related parties
Escrow accounts		441,922				54,527
Prepaid expenses		19,484	86,211	25,954	53,190	10,033

Total current assets		586,917	672,970	1,139,854	601,347	168,517

Investments						399,357

Restricted cash

Property and equipment, net	202,755	404,850	220,867		150,013	7,758,764

Other assets:
Deferred loan costs, net						268,761
Goodwill
Other assets		6,988	1,520	414	4,507	34,182

Total other assets		6,988	1,520	414	4,507	302,943

Total assets	$202,755	$998,755	$895,357	$1,140,268	$755,867	$8,629,581

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2011

						Wellington
	Hamilton Mill	Irving Place	Ivan	LTC	McGee Road	Healthcare
	Associates, LP	Associates, LP	Associates, LP	Consulting, LP	Associates, LP	Properties, LP
Assets

Current assets:
Cash	$66,498	$119,645	$255,889	$120,476	$67,755	$52,264
Patient accounts receivable, net	497,103	1,218,664		877,113		493,760
Third party receivables	89,736			79,014		129,092
Accounts receivable, related parties				787,080	133,455	167,118
Escrow accounts			46,338		257,419
Prepaid expenses	79,668	128,996	16,800	100,242		29,744

Total current assets	733,005	1,467,305	319,027	1,963,925	458,629	871,978

Investments			231,190		49,560

Restricted cash					4,344,115

Property and equipment, net	138,283	207,123	5,914,863	68,334	13,259,126	376,221

Other assets:
Deferred loan costs, net			252,352		197,999
Goodwill
Other assets	2,314	1,590	33,682	5,300	72,570	32,381

Total other assets	2,314	1,590	286,034	5,300	270,569	32,381

Total assets	$873,602	$1,676,018	$6,751,114	$2,037,559	$18,381,999	$1,280,580

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2011

		Powder Springs
	Pharr Court	Road	Red River	Riverside	San Alejandro	San Carlos
	Associates, LP	Associates, LP	Associates, LP	Healthcare, LP	Associates, LP	Associates, LP
Assets

Current assets:
Cash	$154,156	$297,195	$430,301	$49,435	$402,695	$60,630
Patient accounts receivable, net	1,142,148			725,806
Third party receivables	69,119
Accounts receivable, related parties	151,986			1,746,670
Escrow accounts		104,054	121,085		48,545	41,004
Prepaid expenses	156,972	14,869	36,150	75,540	23,580	15,289

Total current assets	1,674,381	416,118	587,536	2,597,451	474,820	116,923

Investments		360,326	310,868		329,972	140,371

Restricted cash

Property and equipment, net	227,464	12,854,845	10,306,372	100,834	7,302,639	3,999,171

Other assets:
Deferred loan costs, net		328,245	353,363		268,373	224,741
Goodwill			2,680,150
Other assets	974	33,682	33,682	972	33,682	33,682

Total other assets	974	361,927	3,067,195	972	302,055	258,423

Total assets	$1,902,819	$13,993,216	$14,271,971	$2,699,257	$8,409,486	$4,514,888

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2011

		Tennessee	Wellington		Wellington	West Point
	South Parkway	Property	Healthcare	Wellington	Retirement	Road
	Associates, LP	Associates, LP	Billing, LP	Realty, LP	Management, LP	Associates, LP
Assets

Current assets:
Cash	$104,857	$333,611	$45,941	$771	$32	$236,907
Patient accounts receivable, net	808,765		131,521
Third party receivables
Accounts receivable, related parties			211,770	99,129	4,523
Escrow accounts		108,163				74,304
Prepaid expenses	31,267	22,511	17,939	2,749		15,957

Total current assets	944,889	464,285	407,171	102,649	4,555	327,168

Investments		188,723				180,237

Restricted cash

Property and equipment, net	138,693	4,198,351		721,165		4,498,090

Other assets:
Deferred loan costs, net		272,225				211,556
Goodwill
Other assets	(27,299)	33,682		14,930		33,682

Total other assets	(27,299)	305,907		14,930		245,238

Total assets	$1,056,283	$5,157,266	$407,171	$838,744	$4,555	$5,250,733

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2011

		Wellington
	West Street	Healthcare
	Associates, LP	Services, LP	Subtotal	Eliminations	Consolidated
Assets

Current assets:
Cash	$377,806	$31,774	$3,821,639		$3,821,639
Patient accounts			—
receivable, net			7,694,602		7,694,602
Third party receivables			432,522		432,522
Accounts receivable, related parties		272,563	3,574,294	(3,574,294)
Escrow accounts	90,887		1,388,248		1,388,248
Prepaid expenses	37,765	4,367	1,005,277	(206,056)	799,221

Total current assets	506,458	308,704	17,916,582	(3,780,350)	14,136,232

Investments	275,383	10,743,635	13,209,622	(10,743,635)	2,465,987

Restricted cash			4,344,115		4,344,115

Property and equipment, net	3,081,207		76,130,030		76,130,030

Other assets:
Deferred loan costs, net	353,520		2,731,135		2,731,135
Goodwill	1,335,502		4,015,652		4,015,652
Other assets	33,682		420,799		420,799

Total other assets	1,722,704	—	7,167,586		7,167,586

Total assets	$5,585,752	$11,052,339	$118,767,935	$(14,523,985)	$104,243,950

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2011

			Congress
	Andrees	Bombay	Street	England	Facility	Falligant
	Investments, LP	Lane, LP	Partners, LP	Associates, LP	Investments, LP	Associates, LP
Liabilities and Partners’ Equity

Current liabilities:
Current maturities of long-term debt	$	$1,816	$40,884	$	$23,596	$91,988
Accounts payable, trade		419,350	321,881	352,843	250,856	971
Third party payables					5,994
Accounts payable, related parties	1,406	1,806,397	578,445	179,780	108,479	8,713
Accrued expenses	500	1,293,567	281,264	330,351	162,166	39,227

Total current liabilities	1,906	3,521,130	1,222,474	862,974	551,091	140,899

Long-term debt, less current maturities						7,959,987

Partners’ equity	200,849	(2,522,375)	(327,117)	277,294	204,776	528,695

Total liabilities and partners’ equity	$202,755	$998,755	$895,357	$1,140,268	$755,867	$8,629,581

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2011

						Wellington
	Hamilton Mill	Irving Place	Ivan	LTC	McGee Road	Healthcare
	Associates, LP	Associates, LP	Associates, LP	Consulting, LP	Associates, LP	Properties, LP
Liabilities and Partners’ Equity

Current liabilities:
Current maturities of long-term debt	$43,551	$67,900	$87,077	$58,349	$12,674,734	$
Accounts payable, trade	176,784	531,454		318,565		230,543
Third party payables		53,963
Accounts payable, related parties	172,433	502,402
Accrued expenses	225,391	612,234	23,389	343,154	56,838	311,403

Total current liabilities	618,159	1,767,953	110,466	720,068	12,731,572	541,946

Long-term debt, less current maturities			4,970,869

Partners’ equity	255,443	(91,935)	1,669,779	1,317,491	5,650,427	738,634

Total liabilities and partners’ equity	$873,602	$1,676,018	$6,751,114	$2,037,559	$18,381,999	$1,280,580

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2011

		Powder Springs
	Pharr Court	Road	Red River	Riverside	San Alejandro	San Carlos
	Associates, LP	Associates, LP	Associates, LP	Healthcare, LP	Associates, LP	Associates, LP
Liabilities and Partners’ Equity

Current liabilities:
Current maturities of long-term debt	$86,064	$136,325	$187,370	$33,269	$122,840	$79,647
Accounts payable, trade	779,187		238,640	396,650		3,895
Third party payables				47,186
Accounts payable, related parties		12,256	19,237		831
Accrued expenses	534,252	56,207	45,720	371,308	31,037	21,530

Total current liabilities	1,399,503	204,788	490,967	848,413	154,708	105,072

Long-term debt, less current maturities		11,796,634	10,696,217		6,976,551	4,523,454

Partners’ equity	503,316	1,991,794	3,084,787	1,850,844	1,278,227	(113,638)

Total liabilities and partners’ equity	$1,902,819	$13,993,216	$14,271,971	$2,699,257	$8,409,486	$4,514,888

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2011

		Tennessee	Wellington		Wellington	West Point
	South Parkway	Property	Healthcare	Wellington	Retirement	Road
	Associates, LP	Associates, LP	Billing, LP	Realty, LP	Management, LP	Associates, LP
Liabilities and Partners’ Equity

Current liabilities:
Current maturities of long-term debt	$	$86,712	$	$	$	$61,091
Accounts payable, trade	330,602		47,226
Third party payables	25,551
Accounts payable, related parties	106,880	3,898				3,537
Accrued expenses	383,881	54,989		57,397		40,660

Total current liabilities	846,914	145,599	47,226	57,397		105,288

Long-term debt, less current maturities		6,684,456				4,738,697

Partners’ equity	209,369	(1,672,789)	359,945	781,347	4,555	406,748

Total liabilities and partners’ equity	$1,056,283	$5,157,266	$407,171	$838,744	$4,555	$5,250,733

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2011

		Wellington
	West Street	Healthcare
	Associates, LP	Services, LP	Subtotal	Eliminations	Consolidated
Liabilities and Partners’ Equity

Current liabilities:
Current maturities of long-term debt	$195,742	$	$14,078,955		$14,078,955
Accounts payable, trade		132,795	4,532,242	(264,563)	4,267,679
Third party payables			132,694		132,694
Accounts payable, related parties	11,093		3,515,787	(3,515,787)
Accrued expenses	47,585	143,347	5,467,397		5,467,397

Total current liabilities	254,420	276,142	27,727,075	(3,780,350)	23,946,725

Long-term debt, less current maturities	11,174,163		69,521,028		69,521,028

Partners’ equity	(5,842,831)	10,776,197	21,519,832	(10,743,635)	10,776,197

Total liabilities and partners’ equity	$5,585,752	$11,052,339	$118,767,935	$(14,523,985)	$104,243,950

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING INCOME STATEMENT

DECEMBER 31, 2011

			Congress
	Andrees	Bombay	Street	England	Facility	Falligant
	Investments, LP	Lane, LP	Partners, LP	Associates, LP	Investments, LP	Associates, LP
Revenue:
Net routine services	$	$	$7,297,464	$11,564,041	$5,266,505	$
Net special services			135,120	653,113	120,652
Billing service fees
Management fees		5,279,535
Lease income						747,844

		5,279,535	7,432,584	12,217,154	5,387,157	747,844

Other operating revenue		2,728	4,087	1,408

Operating expenses:
Routine service			2,632,362	3,266,778	1,976,799
Special service			602,631	1,715,362	650,238
Dietary			665,464	739,952	371,001
Laundry and housekeeping			307,508	349,226	224,455
Plant operation and maintenance		48,990	485,231	423,698	296,034
General and administrative	14	5,340,861	1,507,132	1,996,149	1,251,402	4,243
Property and related	593	304,437	848,915	1,537,636	707,078	50,493
Depreciation and amortization		161,525	45,235		30,433	245,683
Bad debts		50,850	95,928	108,576	27,553

	607	5,906,663	7,190,406	10,137,377	5,534,993	300,419

Operating income	(607)	(624,400)	246,265	2,081,185	(147,836)	447,425

Financial income:
Interest income			25	15	238	774
Gain on sale of assets
Interest expense		(13,276)				(424,849)

		(13,276)	25	15	238	(424,075)

Equity in earnings of subsidiaries

Net income	$(607)	$(637,676)	$246,290	$2,081,200	$(147,598)	$23,350

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING INCOME STATEMENT (CONTINUED)

DECEMBER 31, 2011

						Wellington
	Hamilton Mill	Irving Place	Ivan	LTC	McGee Road	Healthcare
	Associates, LP	Associates, LP	Associates, LP	Consulting, LP	Associates, LP	Properties, LP
Revenue:
Net routine services	$7,279,816	$14,411,903	$	$11,413,795	$	$6,972,521
Net special services	288,859	1,049,104		112,112		177,827
Billing service fees
Management fees
Lease income			764,346		1,422,100

	7,568,675	15,461,007	764,346	11,525,907	1,422,100	7,150,348

Other operating revenue	5,106	4,292		3,152		1,755

Operating expenses:
Routine service	2,279,077	5,499,962		2,843,264		1,997,669
Special service	831,152	2,110,328		1,990,635		1,018,216
Dietary	502,438	1,148,270		517,728		488,598
Laundry and housekeeping	268,890	527,901		261,773		239,003
Plant operation and maintenance	351,492	652,768		340,478		277,653
General and administrative	1,389,254	2,693,266	4,501	1,803,717	2,009	1,255,746
Property and related	1,023,869	2,003,309	42,549	896,517		874,530
Depreciation and amortization	22,573	35,154	201,100	13,094	539,000	49,728
Bad debts	38,247	186,751		116,500		80,242

	6,706,992	14,857,709	248,150	8,783,706	541,009	6,281,385

Operating income	866,789	607,590	516,196	2,745,353	881,091	870,718

Financial income:
Interest income	12	2,550	1,670	477
Gain on sale of assets
Interest expense		(1,423)	(234,434)		(673,188)	(89)

	12	1,127	(232,764)	477	(673,188)	(89)

Equity in earnings of subsidiaries

Net income	$866,801	$608,717	$283,432	$2,745,830	$207,903	$870,629

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING INCOME STATEMENT (CONTINUED)

DECEMBER 31, 2011

		Powder Springs
	Pharr Court	Road	Red River	Riverside	San Alejandro	San Carlos
	Associates, LP	Associates, LP	Associates, LP	Healthcare, LP	Associates, LP	Associates, LP
Revenue:
Net routine services	$17,117,782	$	$	$11,244,300	$	$
Net special services	904,787			334,371
Billing service fees
Management fees
Lease income		1,151,845	1,684,775		945,690	595,285

	18,022,569	1,151,845	1,684,775	11,578,671	945,690	595,285

Other operating revenue	13,233			742

Operating expenses:
Routine service	5,763,319			3,923,247
Special service	2,566,848			1,230,004
Dietary	1,199,176			720,295
Laundry and housekeeping	586,829			405,698
Plant operation and maintenance	949,795			392,874
General and administrative	3,390,115	4,742	4,651	2,111,950	4,243	4,267
Property and related	1,465,562	74,976	91,556	1,425,626	59,725	38,725
Depreciation and amortization	47,573	266,545	329,287	17,129	200,210	106,880
Bad debts	191,734			62,742

	16,160,951	346,263	425,494	10,289,565	264,178	149,872

Operating income	1,874,851	805,582	1,259,281	1,289,848	681,512	445,413

Financial income:
Interest income	222	727	2,373	253	2,683	1,005
Gain on sale of assets
Interest expense	(317)	(629,622)	(504,449)		(326,921)	(211,969)

	(95)	(628,895)	(502,076)	253	(324,238)	(210,964)

Equity in earnings of subsidiaries

Net income	$1,874,756	$176,687	$757,205	$1,290,101	$357,274	$234,449

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING INCOME STATEMENT (CONTINUED)

DECEMBER 31, 2011

		Tennessee	Wellington		Wellington	West Point
	South Parkway	Property	Healthcare	Wellington	Retirement	Road
	Associates, LP	Associates, LP	Billing, LP	Realty, LP	Management, LP	Associates, LP
Revenue:
Net routine services	$8,880,900	$	$	$	$	$
Net special services	323,746
Billing service fees			492,989
Management fees
Lease income		979,207		243,907		716,587

	9,204,646	979,207	492,989	243,907	—	716,587

Other operating revenue	4,358		29

Operating expenses:
Routine service	2,895,728		10,577
Special service	1,001,250		229,547
Dietary	588,577
Laundry and housekeeping	332,867
Plant operation and maintenance	387,059
General and administrative	1,727,152	4,505	46,324	4,890	167	4,501
Property and related	1,166,587	88,850		185,901		67,381
Depreciation and amortization	25,635	153,223		40,073		138,318
Bad debts	109,873

	8,234,728	246,578	286,448	230,864	167	210,200

Operating income	974,276	732,629	206,570	13,043	(167)	506,387

Financial income:
Interest income	181	1,433				1,341
Gain on sale of assets				(137,265)
Interest expense	(151)	(311,192)		(34,232)		(222,031)

	30	(309,759)		(171,497)		(220,690)

Equity in earnings of subsidiaries

Net income	$974,306	$422,870	$206,570	$(158,454)	$(167)	$285,697

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING INCOME STATEMENT (CONTINUED)

DECEMBER 31, 2011

		Wellington
	West Street	Healthcare
	Associates, LP	Services, LP	Subtotal	Eliminations		Consolidated
Revenue:
Net routine services	$	$	$101,449,027	$		$101,449,027
Net special services			4,099,691			4,099,691
Billing service fees			492,989			492,989
Management fees			5,279,535		(5,279,535)
Lease income	1,323,104		10,574,690		(10,574,690)

	1,323,104		121,895,932		(15,854,225)	106,041,707

Other operating revenue			40,890			40,890

Operating expenses:
Routine service			33,088,782			33,088,782
Special service			13,946,211			13,946,211
Dietary			6,941,499			6,941,499
Laundry and housekeeping			3,504,150			3,504,150
Plant operation and maintenance			4,606,072			4,606,072
General and administrative	4,229	656,535	25,216,565		(5,279,535)	19,937,030
Property and related	95,705	100	13,050,620		(10,574,690)	2,475,930
Depreciation and amortization	128,390		2,796,788			2,796,788
Bad debts			1,068,996			1,068,996

	228,324	656,635	104,219,683		(15,854,225)	88,365,458

Operating income	1,094,780	(656,635)	17,717,139			17,717,139

Financial income:
Interest income	1,980	995	18,954			18,954
Gain on sale of assets		(17,047)	(154,312)			(154,312)
Interest expense	(526,990)	(12,100)	(4,127,233)			(4,127,233)

	(525,010)	(28,152)	(4,262,591)			(4,262,591)

Equity in earnings of subsidiaries		14,139,335	14,139,335		(14,139,335)

Net income	$569,770	$13,454,548	$27,593,883		$(14,139,335)	$13,454,548

To the Partners

of Wellington Healthcare Services, LP and Subsidiaries

Independent Auditor’s Report

We have audited the accompanying consolidated balance sheets of Wellington Healthcare Services, LP and Subsidiaries as of December 31, 2010 and 2009, and the related consolidated statements of income, partners’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Wellington Healthcare Services, LP and Subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the consolidated financial statements as a whole. The December 31, 2010 consolidating balance sheets and related statements of income on pages 53 through 67 are presented for the purposes of additional analysis of the consolidated financial statements rather than to present the financial position and the results of operations of the individual companies, and is not a required part of the consolidated financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated financial statements. The consolidating information has been subjected to the auditing procedures applied in the audit of the consolidated financial statements or to the consolidated financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the consolidating information is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

/s/ Bradley & Associates, Inc.

Indianapolis, Indiana

March 25, 2011

201 S. Capitol Avenue, Suite 910 Indianapolis, IN 46225 P 317.237.5500 F317.237.5503 bradleycpa.com

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2010 AND 2009

ASSETS

	2010	2009
Current assets:
Cash	$3,832,645	$2,441,495
Patient accounts receivable, net of allowance for doubtful accounts of $812,964 and $1,082,573 for 2010 and 2009, respectively	6,868,754	7,270,574
Estimated third party payor receivables	623,971	651,665
Accounts receivable, related parties	9,378	6,265
Escrow accounts	944,121	288,867
Prepaid expenses	1,098,278	1,068,336

Total current assets	13,377,147	11,727,202

Investments	2,470,432	39,661

Restricted cash	4,344,115

Property and equipment, net	74,994,734	63,042,580

Other assets:
Deferred loan costs, net	2,946,912	1,206,092
Goodwill	4,015,652	4,015,652
Other assets	209,714	72,909

Total other assets	7,172,278	5,294,653

Total assets	$102,358,706	$80,104,096

The accompanying notes are an integral part

of the consolidated financial statements

LIABILITIES AND PARTNERS’ EQUITY

	2010		2009
Current liabilities:
Revolving line of credit	$		$2,140,000
Current maturities of long-term debt		1,481,103	1,870,674
Accounts payable, trade		4,093,360	3,542,187
Accrued expenses		4,566,404	4,562,819

Total current liabilities		10,140,867	12,115,680

Long-term debt, less current maturities		83,968,946	66,188,247

Partners’ equity		8,248,893	1,800,169

Total liabilities and partners’ equity		$102,358,706	$80,104,096

The accompanying notes are an integral part

of the consolidated financial statements.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009
Revenue:
Net routine services	$85,731,775	$83,363,364
Net special services	2,933,434	2,682,244
Management fees	10,500	22,500
Billing service fees	481,714	591,642

	89,157,423	86,659,750

Other operating revenue	38,693	41,070

Operating expenses:
Routine service	29,721,447	29,049,616
Special service	11,549,915	11,674,619
Dietary	6,175,370	5,990,544
Laundry and housekeeping	3,101,465	3,002,727
Plant operation and maintenance	4,118,404	4,059,315
General and administrative	16,644,022	17,389,306
Property and related	2,116,753	1,499,421
Depreciation and amortization	2,680,554	2,188,362
Bad debts	665,496	1,012,633

	76,773,426	75,866,543

Operating income	12,422,690	10,834,277

Financial income (expense):
Interest income	9,731	2,747
Gain (loss) on sale of assets	2,398	(2,267)
Interest expense	(4,485,909)	(5,631,579)
Other	(249,141)

	(4,722,921)	(5,631,099)

Net income	$7,699,769	$5,203,178

The accompanying notes are an integral part

of the consolidated financial statements

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF PARTNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009
Balance, beginning	$1,800,169	$3,124,025
Net income	7,699,769	5,203,178
Contributions	4,344,115
Distributions	(5,595,160)	(6,527,034)

Balance, ending	$8,248,893	$1,800,169

The accompanying notes are an integral part

of the consolidated financial statements

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009
Cash flows from operating activities:
Net income	$7,699,769	$5,203,178
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,680,554	2,188,362
Bad debt	665,496	1,012,633
(Gain) loss on sale of assets	(2,398)	2,267
Changes in assets and liabilities:
Patient accounts receivable	(263,676)	(1,944,762)
Estimated third party payor receivables	27,694	(535,167)
Accounts receivable, related parties	(3,113)	(2,415)
Prepaid expenses	(29,942)	(42,306)
Other assets	(136,805)	5,971
Accounts payable, trade	551,173	593,510
Estimated third party payor payables		(372,234)
Accrued expenses	3,585	514,008

Net cash provided by operating activities	11,192,337	6,623,045

Cash used in investing activities:
Purchase of property and equipment	(13,981,971)	(1,077,463)
Change in escrow accounts	(3,086,025)	(9,059)
Change in restricted cash	(4,344,115)

Net cash (used) by investing activities	(21,412,111)	(1,086,522)

Cash flows from financing activities:
Contributions	4,344,115
Distributions	(5,595,160)	(6,527,034)
Net payments on revolving line of credit	(2,140,000)	(319,000)
Proceeds from long-term borrowings	85,880,591	1,422,702
Costs incurred to obtain financing	(2,389,159)	(537,262)
Principal payments on notes payable	(68,489,463)	(2,523,104)

Net cash provided (used) by financing activities	11,610,924	(8,483,698)

Change in cash	1,391,150	(2,947,175)
Cash at beginning of year	2,441,495	5,388,670

Cash at end of year	$3,832,645	$2,441,495

Supplemental disclosures of cash flow information:

Cash payments for interest	$4,667,028	$5,645,281

The accompanying notes are an integral part

of the consolidated financial statements

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Nature of Business

Wellington Healthcare Services, LP (the Partnership), was organized as a Limited Partnership for the purpose of owning, operating and managing long-term care and assisted living facilities and related businesses. Under the terms of the partnership agreement, the limited partnership has an infinite life. The Partnership’s subsidiaries (which operate in Alabama, Louisiana, Georgia, and Tennessee) are as follows:

Andrees Investments, LP owns a parcel of undeveloped real estate in Millington, Tennessee.

Bombay Lane, LP provides consulting services to Wellington Healthcare Services, LP and Subsidiaries.

Congress Street Partners, LP subleases and operates Sea Breeze Health Care Center, a nursing facility located in Mobile, Alabama.

England Associates, LP leases and operates New London Health Center, a nursing facility located in Snellville, Georgia.

Facility Investments, LP subleases and operates Westminster Commons, a nursing facility located in Atlanta, Georgia.

Falligant Associates, LP owns the real property occupied as Rockdale Healthcare Center located in Conyers, Georgia.

Hamilton Mill Associates, LP subleases and operates Bell Minor Home, a nursing facility located in Gainesville, Georgia.

Irving Place Associates, LP subleases and operates Nursecare of Shreveport, a nursing facility located in Shreveport, Louisiana.

Ivan Associates, LP owns the real property occupied as Sea Breeze Health Care Center located in Mobile, Alabama.

LTC Consulting, LP leases and operates Rockdale Healthcare Center, a nursing facility located in Conyers, Georgia.

McGee Road Associates, LP owns the real property occupied as New London Health Center in Snellville, Georgia.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Nature of Business (Continued)

Wellington Healthcare Properties, LP subleases and operates Millington Healthcare Center, a nursing facility located in Millington, Tennessee.

Pharr Court Associates, LP leases and operates Nursecare of Buckhead, a nursing facility located in Atlanta, Georgia.

Powder Springs Road Associates, LP owns the real property occupied as Nursecare of Buckhead located in Atlanta, Georgia.

Red River Associates, LP owns the real property occupied as Nursecare of Shreveport located in Shreveport, Louisiana.

Riverside Healthcare, LP subleases and operates Riverside Health Care Center, a nursing facility located in Conyers, Georgia.

San Alejandro Associates, LP owns the real property occupied as Bell Minor Home located in Gainesville, Georgia.

San Carlos Associates, LP owns the real property occupied as Westminster Commons located in Atlanta, Georgia.

South Parkway Associates, LP subleases and operates Parkway Health & Rehabilitation Center, a nursing facility located in Memphis, Tennessee.

Tennessee Property Associates, LP owns the real property occupied as Parkway Health & Rehabilitation Center located in Memphis, Tennessee.

Warsaw Road, LP holds a master lease agreement for seven of the nursing facilities.

Wellington Healthcare Billing, LP provides Part B billing services for nursing facilities owned or leased by Wellington Healthcare Services, LP and its subsidiaries.

Wellington Realty, LP owns the real property at 500 Bombay Lane in Roswell, Georgia and leases the real property at 400 Bombay Lane in Roswell, Georgia. Both locations were occupied as the corporate offices until October 2008. Wellington Realty LP also leases the current corporate offices located at 20 Mansell Court East, Suite 200 in Roswell, Georgia and owns a parking lot used in connection with the Westminster Commons facility.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Nature of Business (Continued)

Wellington Retirement Management, LP provided management and marketing services to North Metro Property Development Corp. which owns an assisted living facility located in Roswell, Georgia.

West Point Road Associates, LP owns the real property occupied as Millington Healthcare Center located in Millington, Tennessee.

West Street Associates, LP owns the real property occupied as Riverside Health Care Center located in Covington, Georgia.

2.	Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of the Partnership and its subsidiaries. All material intercompany accounts and transactions are eliminated in consolidation. All subsidiaries are wholly-owned.

Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash

For purpose of reporting the statement of cash flows, the Partnership considers all cash accounts which are not subject to withdrawal restrictions or penalties, all money market accounts and all highly liquid investments purchased with a maturity of 90 days or less as cash and cash equivalents on the accompanying balance sheets.

The Partnership maintains its cash in bank accounts which, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	Significant Accounting Policies (Continued)

Patient Service Revenues

Revenue from patient services includes room and board and ancillary services and is recognized as the services are rendered. Georgia Medicaid residents are normally billed weekly for services rendered during the period. Tennessee Medicaid residents are billed at the end of the month for services rendered during the previous period. Alabama Medicaid residents are normally billed twice monthly for services rendered during the period. Louisiana Medicaid residents are billed at the end of the month for services rendered during the previous month. Medicare residents are billed at the beginning of the month for services rendered during the previous month. Private pay patients are billed in advance at the end of the prior month. If a private pay patient leaves the facility prior to the end of the month, a refund is provided for services not rendered.

Revenues from the Medicaid and Medicare programs accounted for approximately 48% and 37%, respectively of net patient service revenues for the year ended December 31, 2010. Revenues from the Medicaid and Medicare programs accounted for approximately 49% and 38%, respectively of net patient service revenues for the year ended December 31, 2009.

Revenues received under the Medicaid program are based in part on cost reimbursement principles and are subject to audit by state agencies. Medicaid cost reports through June 30, 2010, have been accepted by the respective intermediaries without significant adjustments. Management believes it has properly applied cost reimbursement principles in the preparation of those cost reports that have not yet been audited.

Revenues for services rendered under the Medicare program are based on a prospective payment system, under which the facility is paid varying amounts based on individual patient acuity, regardless of the cost incurred to care for that patient. Under this reimbursement methodology, each facility prepares an annual cost report and has a settlement with the Medicare program for bad debts that are deemed to be reimbursable under existing Medicare regulations. All other costs are considered to be reimbursed through the prospective payment rates.

Revenue under third-party payer agreements is subject to audit and retroactive adjustment. Differences between interim and final statements are reported in operations in the year of settlement. The effect of these differences could be material to the financial statements.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.	Significant Accounting Policies (Continued)

Patient Accounts Receivable

Accounts receivable are stated at the amount management expects to collect from outstanding balances. Management provides for probable uncollectible amounts through an adjustment to bad debt expense and a credit to a valuation allowance based on its current assessment of accounts receivable. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. Changes in the valuation allowance have not been material to the financials statements.

Restricted Cash

The Partnership has restricted cash in a savings account that holds the cash collateral related to the term loan discussed in Note 4. The Partnership can not withdraw the money until the loan is refinanced or paid in full.

Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization are computed by the straight-line method over the estimated useful lives of the assets. When equipment is retired, its cost and the related accumulated depreciation are eliminated from the respective accounts and gains or losses arising from the disposition are reflected as income or expense. The cost of maintenance and repairs are expensed as incurred; significant renewals and betterments are capitalized.

Deferred Loan Costs

Deferred loan costs consist of costs incurred to obtain financing. Deferred loan costs are amortized using the interest method over the life of the related loan.

Income Taxes

As a limited partnership, the Partnership’s taxable income or loss is allocated to partners in accordance with their respective ownership percentage. Therefore, no provision or liability for federal income taxes has been included in the financial statements. In the states of Alabama, Georgia and Louisiana, the Partnership has elected to file using the composite method whereby the partnership pays applicable state income taxes on behalf of the partners.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.	Property and Equipment and Intangible Assets

At December 31, 2010, the cost and accumulated depreciation and amortization by major classes of assets were as follows:

Property and equipment
	Useful Life	Cost	Accumulated Depreciation
Land		$12,488,079	$

Buildings and improvements	8-40	63,892,265		6,197,910
Leasehold improvements	20	1,052,303		198,895
Fixed equipment	10-20	1,801,023		452,677
Major moveable equipment	10-20	3,012,402		1,164,625
Computers and electronics	5	1,336,720		688,838
Construction in progress		114,887

		$83,697,679		$8,702,945

Depreciation expense totaled $2,032,214 and $1,917,693 for the years ending December 31, 2010 and 2009, respectively. Amortization expense totaled $648,340 and $270,669 for the years ending December 31, 2010 and 2009 respectively. At December 31, 2010, the estimated cost to complete construction in progress is $605,000.

On December 8, 2010, the Partnership purchased property and equipment known as New London Nursing Facility, located in Snellville, Georgia, for $12,000,000 through the issuance of a note payable. Based on the appraised values, $790,000 was allocated to land, $10,950,000 was allocated to buildings and improvements, and $500,000 was allocated to equipment. The fair value exceeded the purchase price by $240,000, which is included as a gain in other financial income on the Consolidated Statement of Income.

Goodwill is not subject to amortization. Management tests goodwill at the facility level for impairment on an annual basis and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the goodwill below its carrying amount. There was no impairment of goodwill for the year ended December 31, 2010.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.	Property and Equipment and Intangible Assets (Continued)

Costs incurred in connection with obtaining long-term debt have been deferred. These costs will be amortized over the period the obligations are outstanding. At December 31, 2010 the Partnership had total cost and accumulated amortization of $2,996,321 and $49,409, respectively.

4.	Pledged Assets and Long-Term Debt

Long-term debt and the collateral pledged thereon as of December 31, 2010 are as follows:

Mortgage loans insured by U.S Department of Housing and Urban Development (HUD)	$71,570,219
Term loan	12,674,734
Other notes payable	872,055
Notes payable to finance insurance	333,041

85,450,049
Less current maturities	1,481,103

Total long-term debt	$83,968,946

Aggregate maturities of long-term debt at December 31, 2010, are due in future years as follows:

2011	$1,481,103
2012	13,838,745
2013	1,219,833
2014	1,284,618
2015	1,262,167
Later years	66,363,583

$85,450,049

The HUD insured loans are secured by a mortgage on the real estate and buildings of nine nursing facilities, and are due in monthly installments of $23,384 to $63,296, including interest ranging from 4.57% to 5.25%, and mature through August 2045.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.	Pledged Assets and Long-Term Debt (Continued)

The term loan is to finance the purchase of New London Health Center, in which monthly installments are due for interest only. Of the original loan amount, $8,330,619 is collateralized by the real estate and property of McGee Road Associates and the other $4,344,115 is collateralized by restricted cash of McGee Road Associates. Monthly installments are due for interest only at 2.0% above LIBOR on the cash collateralized portion and 6.5% above LIBOR for the property collateralized portion. All principal is due upon maturity in May 2012. At December 31, 2010 LIBOR is 0.375%.

The first note payable in the amount of $448,630 at December 31, 2010 is for the purchase of a parking lot used by Westminster Commons. It is due in monthly installments of $9,703, including interest at 7.00%, and matures in June 2015. The note is collateralized by the real estate.

The second note payable in the amount of $412,195 at December 31, 2010 is for the purchase of an office building. It is due in monthly installments of $3,864, including interest at 6.86%, and matures in December 2024. The note is collateralized by the real estate.

The other note payable in the amount of $11,230 at December 31, 2010 is due in monthly installments of $11,230, including interest at 3.00%, and matured in February 2011.

The notes payable to finance insurance are due in monthly installments of $3,710 to $15,040, including interest ranging from 4.95% to 5.95%, and mature through May 2011. All notes are collateralized by the unearned premiums.

On February 10, 2010, a loan held by CIT for two of the nursing facilities was refinanced with Greystone and issued by HUD with an interest rate of 5.25%. The old CIT loan was to mature in February of 2011; however, the two new HUD backed loans will not mature until March of 2045.

On July 12, 2010, a CIT loan held for seven of the nursing facilities was refinanced with Capital Funding, LLC and issued by HUD. The old CIT loan was to mature in November of 2012; however, the seven new HUD backed loans do not mature until August 2040 or 2045.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.	Concentration of Credit Risk

The Partnership grants credit without collateral to its clients, most of whom are local residents. Receivables from Medicare, Medicaid, other third-party payors and clients were as follows:

	2010	2009
Medicare	37%	36%
Medicaid	31	40
Other third-party payors	24	21
Private payors	8	3

	100%	100%

6.	Related Party Transactions

Wellington Healthcare Services, LP, through various subsidiaries, provides consulting services to owned facilities and receives a monthly fee for this service. Up until July 2010 Wellington also provided consulting services to a third party facility and received a monthly fee for this service. All fees for the Partnership’s subsidiaries are eliminated in the consolidated financial statements.

The Partnership provides workers’ compensation and liability insurance to owned facilities and property insurance to owned and client facilities under a blanket insurance policy. The facilities are billed monthly.

7.	Insured Risks

The Partnership also has a partially funded, minimum premium plan for the cost of employee related workers’ compensation benefits. Under this plan, the Partnership has an Individual Stop Level (ISL) and an Aggregate Stop Level (ASL) of $250,000 and $625,000, respectively. The ASL is based on the number of employees enrolled in the plan on a month to month basis. Amounts in excess of the ISL or ASL are covered through a commercial stop-loss policy. At December 31, 2010, the Partnership estimated $232,834 of workers’ compensation benefit claims were incurred prior to year end, but not reported to the plan. This amount is included in accrued expenses on the Consolidated Balance Sheet and general and administrative expense on the Consolidated Statement of Income.

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.	Risk Management

The Partnership operates in the long-term care industry. Over time, the industry has seen an increase in litigation related to patient care issues. The Partnership carries professional liability insurance on all of its nursing facilities to cover potential losses resulting from litigation. In the opinion of management and counsel, and based on insurance coverage in effect during the period, there is no pending litigation or unasserted claims that would result in significant losses to the Partnership.

In addition to professional liability claims, the partnership is involved in litigation and regulatory investigations arising in the ordinary course of business. In the opinion of management, after consultation with legal counsel, these matters are expected to be resolved without material adverse effect on the partnership’s consolidated financial position.

9.	Reclassifications

Certain 2009 balances were reclassified to agree with the 2010 presentation.

10.	Healthcare Reform

During March, 2010, the federal government enacted various laws including the Patient Protection and Affordable Care Act and the Healthcare Education and Reconciliation Act. These laws and their related regulations will lead to significant changes in how health care companies are regulated and reimbursed for the services they provide. In addition, these laws may have a significant impact on the health insurance programs that the company offers to its employees which will have an impact on the cost of these programs. The Partnership cannot currently predict with certainty the ultimate impact of any of the above laws on the Partnership's financial condition, cash flows or results of operations.

11.	Subsequent Events

As of January 26, 2011, the Partnership has completed a $750,000 line of credit with Fifth Third Bank. As of March 25, 2011, the balance on the line of credit is $0.

Subsequent events have been evaluated through March 25, 2011, which is the date the financial statements were available to be issued. The Partnership has not evaluated subsequent events after March 25, 2011.

SUPPLEMENTARY INFORMATION

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2010

			Congress
	Andrees	Bombay	Street	England	Facility	Falligant
	Investments, LP	Lane, LP	Partners, LP	Associates, LP	Investments, LP	Associates, LP
Assets

Current assets:
Cash	$	$28,725	$119,457	$121,755	$133,088	$117,766
Patient accounts receivable, net			467,679	326,503	284,626
Estimated third party payor receivables			11,756		8,888
Accounts receivable, related parties				10,398	69,911	82,187
Escrow accounts		168,553				67,810
Prepaid expenses		14,486	88,153	1,018	37,228	20,174

Total current assets		211,764	687,045	459,674	533,741	287,937

Investments						335,964

Restricted cash

Property and equipment, net	202,755	454,891	266,102		180,447	7,800,035

Other assets:
Deferred loan costs, net						276,844
Goodwill
Other assets		50,928	548	82,361	3,780	500

Total other assets		50,928	548	82,361	3,780	277,344

Total assets	$202,755	$717,583	$953,695	$542,035	$717,968	$8,701,280

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2010

						Wellington
	Hamilton Mill	Irving Place	Ivan	LTC	McGee Road	Healthcare
	Associates, LP	Associates, LP	Associates, LP	Consulting, LP	Associates, LP	Properties, LP
Assets

Current assets:
Cash	$89,069	$752,878	$149,782	$287,946	$1,257	$79,265
Patient accounts receivable, net	502,290	837,149		898,425		593,955
Estimated third party payor receivables	6,681	160,945		20,431		81,727
Accounts receivable, related parties			54,668	488,660		88,388
Escrow accounts			29,691		262,846
Prepaid expenses	78,162	113,060	34,149	77,332		37,047

Total current assets	676,202	1,864,032	268,290	1,772,794	264,103	880,382

Investments			228,653		9,960

Restricted cash					4,344,115

Property and equipment, net	160,857	242,277	6,009,081	81,428	12,539,313	425,949

Other assets:
Deferred loan costs, net			261,155		304,009
Goodwill
Other assets	1,342	962		3,700	38,888	6,766

Total other assets	1,342	962	261,155	3,700	342,897	6,766

Total assets	$838,401	$2,107,271	$6,767,179	$1,857,922	$17,500,388	$1,313,097

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2010

		Powder Springs
	Pharr Court	Road	Red River	Riverside	San Alejandro	San Carlos
	Associates, LP	Associates, LP	Associates, LP	Healthcare, LP	Associates, LP	Associates, LP
Assets

Current assets:
Cash	$429,800	$139,931	$219,370	$291,764	$181,729	$99,379
Patient accounts receivable, net	1,304,861			658,464
Estimated third party payor receivables	126,601			(33,573)
Accounts receivable, related parties		159,105	266,980	1,213,794	59,479	46,760
Escrow accounts		140,367	76,032		31,618	26,837
Prepaid expenses	129,572	30,044	73,481	65,750	47,935	31,080

Total current assets	1,990,834	469,447	635,863	2,196,199	320,761	204,056

Investments		322,405	379,436		389,851	144,309

Restricted cash

Property and equipment, net	275,037	12,915,822	9,394,555	117,963	7,360,520	3,379,714

Other assets:
Deferred loan costs, net		338,117	365,689		277,735	232,581
Goodwill			2,680,150
Other assets	1,928			(3,440)

Total other assets	1,928	338,117	3,045,839	(3,440)	277,735	232,581

Total assets	$2,267,799	$14,045,791	$13,455,693	$2,310,722	$8,348,867	$3,960,660

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2010

		Tennessee	Wellington		Wellington	West Point
	South Parkway	Property	Healthcare	Wellington	Retirement	Road
	Associates, LP	Associates, LP	Billing, LP	Realty, LP	Management, LP	Associates, LP
Assets

Current assets:
Cash	$81,904	$168,962	$22,546	$1,330	$353	$122,546
Patient accounts receivable, net	930,192		64,610
Estimated third party payor receivables	240,515
Accounts receivable, related parties		93,000	153,970	93,300	4,370	13,120
Escrow accounts		41,706				59,572
Prepaid expenses	39,957	45,553	17,133	2,736		32,288

Total current assets	1,292,568	349,221	258,259	97,366	4,723	227,526

Investments		200,580				186,129

Restricted cash

Property and equipment, net	164,329	4,230,534		1,216,342		4,510,507

Other assets:
Deferred loan costs, net		280,311		26,779		217,840
Goodwill
Other assets	2,771			14,930

Total other assets	2,771	280,311		41,709		217,840

Total assets	$1,459,668	$5,060,646	$258,259	$1,355,417	$4,723	$5,142,002

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2010

		Wellington
	West Street	Healthcare
	Associates, LP	Services, LP	Subtotal	Eliminations	Consolidated
Assets

Current assets:
Cash	$183,957	$8,086	$3,832,645		$3,832,645
Patient accounts receivable, net			6,868,754		6,868,754
Estimated third party payor receivables			623,971		623,971
Accounts receivable, related parties	59,292	196,674	3,154,056	(3,144,678)	9,378
Escrow accounts	39,089		944,121		944,121
Prepaid expenses	76,823	5,117	1,098,278		1,098,278

Total current assets	359,161	209,877	16,521,825	(3,144,678)	13,377,147

Investments	273,145	8,232,311	10,702,743	(8,232,311)	2,470,432

Restricted cash			4,344,115		4,344,115

Property and equipment, net	3,066,276		74,994,734		74,994,734

Other assets:
Deferred loan costs, net	365,852		2,946,912		2,946,912
Goodwill	1,335,502		4,015,652		4,015,652
Other assets		3,750	209,714		209,714

Total other assets	1,701,354	3,750	7,172,278		7,172,278

Total assets	$5,399,936	$8,445,938	$113,735,695	$(11,376,989)	$102,358,706

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2010

			Congress
	Andrees	Bombay	Street	England	Facility	Falligant
	Investments, LP	Lane, LP	Partners, LP	Associates, LP	Investments, LP	Associates, LP
Liabilities and Partners’ Equity (Deficit)

Current liabilities:
Current maturities of long-term debt	$	$18,278	$43,928	$	$15,279	$87,293
Accounts payable, trade	270	578,179	204,044	279,667	211,334
Accounts payable, related parties	676	1,501,205	422,332
Accrued expenses	354	572,353	324,297	198,773	174,981	35,609

Total current liabilities	1,300	2,670,015	994,601	478,440	401,594	122,902

Long-term debt, less current maturities						8,051,974

Partners’ equity (deficit)	201,455	(1,952,432)	(40,906)	63,595	316,374	526,404

Total liabilities and partners’ equity	$202,755	$717,583	$953,695	$542,035	$717,968	$8,701,280

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2010

							Wellington
	Hamilton Mill Associates, LP	Irving Place Associates, LP	Ivan Associates, LP	LTC Consulting, LP	McGee Road Associates, LP		Healthcare Properties, LP
Liabilities and Partners’ Equity (Deficit)

Current liabilities:
Current maturities of long-term debt	$48,220	$58,133	$83,169	$46,261	$		$
Accounts payable, trade	189,891	604,962		297,033		64,206	266,514
Accounts payable, related parties	39,811	617,091				115,788
Accrued expenses	241,838	638,737	19,708	338,967			292,078

Total current liabilities	519,760	1,918,923	102,877	682,261		179,994	558,592

Long-term debt, less current maturities			5,057,946			12,674,734

Partners’ equity (deficit)	318,641	188,348	1,606,356	1,175,661		4,645,660	754,505

Total liabilities and partners’ equity	$838,401	$2,107,271	$6,767,179	$1,857,922		$17,500,388	$1,313,097

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2010

	Pharr Court Associates, LP	Powder Springs Road Associates, LP	Red River Associates, LP	Riverside Healthcare, LP	San Alejandro Associates, LP	San Carlos Associates, LP
Liabilities and Partners’ Equity (Deficit)

Current liabilities:
Current maturities of long-term debt	$74,278	$129,367	$178,962	$28,709	$117,363	$76,095
Accounts payable, trade	695,892			388,479
Accounts payable, related parties	43,909
Accrued expenses	536,159	52,773	42,406	401,991	27,484	17,820

Total current liabilities	1,350,238	182,140	221,368	819,179	144,847	93,915

Long-term debt, less current maturities		11,932,959	10,883,587		7,099,391	4,603,101

Partners’ equity (deficit)	917,561	1,930,692	2,350,738	1,491,543	1,104,629	(736,356)

Total liabilities and partners’ equity	$2,267,799	$14,045,791	$13,455,693	$2,310,722	$8,348,867	$3,960,660

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2010

	South Parkway Associates, LP		Tennessee Property Associates, LP	Wellington Healthcare Billing, LP		Wellington Realty, LP	Wellington Retirement Management, LP		West Point Road Associates, LP
Liabilities and Partners’ Equity (Deficit)

Current liabilities:
Current maturities of long- term debt	$		$82,846	$		$136,384	$		$58,350
Accounts payable, trade		379,623			52,484
Accounts payable, related parties		202,675
Accrued expenses		366,307	37,057			75,649			22,920

Total current liabilities		948,605	119,903		52,484	212,033			81,270

Long-term debt, less current maturities			6,771,168			724,393			4,799,788

Partners’ equity (deficit)		511,063	(1,830,425)		205,775	418,991		4,723	260,944

Total liabilities and partners’ equity		$1,459,668	$5,060,646		$258,259	$1,355,417		$4,723	$5,142,002

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET (CONTINUED)

DECEMBER 31, 2010

	West Street Associates, LP	Wellington Healthcare Services, LP	Subtotal	Eliminations	Consolidated
Liabilities and Partners’ Equity (Deficit)

Current liabilities:
Current maturities of long- term debt	$186,958	$11,230	$1,481,103		$1,481,103
Accounts payable, trade		81,973	4,294,551	(201,191)	4,093,360
Accounts payable, related parties			2,943,487	(2,943,487)
Accrued expenses	44,301	103,842	4,566,404		4,566,404

Total current liabilities	231,259	197,045	13,285,545	(3,144,678)	10,140,867

Long-term debt, less current maturities	11,369,905		83,968,946		83,968,946

Partners’ equity (deficit)	(6,201,228)	8,248,893	16,481,204	(8,232,311)	8,248,893

Total liabilities and partners’ equity	$5,399,936	$8,445,938	$113,735,695	$(11,376,989)	$102,358,706

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING INCOME STATEMENT

DECEMBER 31, 2010

			Congress
	Andrees	Bombay	Street	England	Facility	Falligant
	Investments, LP	Lane, LP	Partners, LP	Associates, LP	Investments, LP	Associates, LP
Revenue:
Net routine services	$	$	$6,757,452	$628,213	$4,891,242	$
Net special services			236,734	17,253	164,837
Management fees		4,435,190
Billing service fees
Lease income						788,966

		4,435,190	6,994,186	645,466	5,056,079	788,966

Other operating revenue		1,076	3,571	174

Operating expenses:
Routine service			2,637,706	240,729	1,930,215
Special service			556,425	73,948	554,114
Dietary			641,796	43,206	375,728
Laundry and housekeeping			311,685	22,592	222,606
Plant operation and maintenance		57,884	536,593	32,998	250,347
General and administrative	278	4,121,524	1,322,182	120,005	1,089,269	691
Property and related	935	361,806	779,014	94,437	485,704	72,628
Depreciation and amortization		150,588	45,437		30,449	262,828
Bad debts			120,086		49,360

	1,213	4,691,802	6,950,924	627,915	4,987,792	336,147

Operating income (loss)	(1,213)	(255,536)	46,833	17,725	68,287	452,819

Financial income (expense):
Interest income			635	3	110	714
Gain (loss) on sale of assets		2,400
Gain (loss) on refinancing						1,573,742
Interest expense		(27,078)				(454,907)
Other

		(24,678)	635	3	110	1,119,549

Equity in earnings of subsidiaries

Net income (loss)	$(1,213)	$(280,214)	$47,468	$17,728	$68,397	$1,572,368

63

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING INCOME STATEMENT (CONTINUED)

DECEMBER 31, 2010

						Wellington
	Hamilton Mill	Irving Place	Ivan	LTC	McGee Road	Healthcare
	Associates, LP	Associates, LP	Associates, LP	Consulting, LP	Associates, LP	Properties, LP
Revenue:
Net routine services	$7,068,432	$14,275,893	$	$9,581,750	$	$6,585,133
Net special services	253,202	760,792		114,500		149,716
Management fees
Billing service fees
Lease income			698,490		85,500

	7,321,634	15,036,685	698,490	9,696,250	85,500	6,734,849

Other operating revenue	5,732	12,540		497		3,243

Operating expenses:
Routine service	2,409,840	5,464,551		2,718,655		2,025,413
Special service	771,106	2,176,436		1,698,099		1,051,141
Dietary	541,771	1,110,760		505,430		503,256
Laundry and housekeeping	261,708	507,647		254,496		240,255
Plant operation and maintenance	302,863	604,934		284,906		273,267
General and administrative	1,330,036	2,689,920	979	1,643,629	375	1,140,209
Property and related	853,661	1,517,063	24,312	902,195		699,973
Depreciation and amortization	22,390	34,314	251,932	13,326	40,281	50,122
Bad debts	26,505	194,494		51,503		39,311

	6,519,880	14,300,119	277,223	8,072,239	40,656	6,022,947

Operating income (loss)	807,486	749,106	421,267	1,624,508	44,844	715,145

Financial income (expense):
Interest income	45	546	655	360		61
Gain (loss) on sale of assets
Gain (loss) on refinancing			1,509,667
Interest expense	(87)	(1,028)	(382,901)	17	(44,443)	2
Other			(47,998)		240,000

	(42)	(482)	1,079,423	377	195,557	63

Equity in earnings of subsidiaries

Net income (loss)	$807,444	$748,624	$1,500,690	$1,624,885	$240,401	$715,208

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING INCOME STATEMENT (CONTINUED)

DECEMBER 31, 2010

		Powder Springs
	Pharr Court	Road	Red River	Riverside	San Alejandro	San Carlos
	Associates, LP	Associates, LP	Associates, LP	Healthcare, LP	Associates, LP	Associates, LP
Revenue:
Net routine services	$16,516,148	$	$	$11,026,819	$	$
Net special services	589,395			299,155
Management fees
Billing service fees
Lease income		1,140,970	1,207,008		779,921	379,051

	17,105,543	1,140,970	1,207,008	11,325,974	779,921	379,051

Other operating revenue	6,372			959

Operating expenses:
Routine service	5,685,359			3,848,768
Special service	2,210,413			1,154,329
Dietary	1,173,506			702,163
Laundry and housekeeping	565,635			391,477
Plant operation and maintenance	943,736			444,369
General and administrative	3,182,507	881	362	1,999,805	65	53
Property and related	1,374,598	107,489	52,313	1,025,240	34,127	22,127
Depreciation and amortization	52,204	315,410	402,541	16,623	258,128	130,769
Bad debts	163,095			(8,945)

	15,351,053	423,780	455,216	9,573,829	292,320	152,949

Operating income (loss)	1,760,862	717,190	751,792	1,753,104	487,601	226,102

Financial income (expense):
Interest income	312	684	1,103	197	1,166	409
Gain (loss) on sale of assets
Gain (loss) on refinancing		(1,573,742)	(1,399,141)		352,741	(1,991,891)
Interest expense	(1,163)	(650,260)	(684,749)	24	(461,724)	(208,448)
Other			(105,986)		(67,693)	(44,327)

	(851)	(2,223,318)	(2,188,773)	221	(175,510)	(2,244,257)

Equity in earnings of subsidiaries

Net income (loss)	$1,760,011	$(1,506,128)	$(1,436,981)	$1,753,325	$312,091	$(2,018,155)

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING INCOME STATEMENT (CONTINUED)

DECEMBER 31, 2010

		Tennessee	Wellington		Wellington	West Point
	South Parkway	Property	Healthcare	Wellington	Retirement	Road
	Associates, LP	Associates, LP	Billing, LP	Realty, LP	Management, LP	Associates, LP
Revenue:
Net routine services	$8,400,693	$	$	$	$	$
Net special services	347,850
Management fees					10,500
Billing service fees			481,714
Lease income		849,355		256,113		555,645

	8,748,543	849,355	481,714	256,113	10,500	555,645

Other operating revenue	3,134		1,184

Operating expenses:
Routine service	2,748,076		12,135
Special service	1,101,132		202,772
Dietary	577,754
Laundry and housekeeping	323,364
Plant operation and maintenance	386,507
General and administrative	1,746,709	1,216	49,005	4,746	30	331
Property and related	1,038,230	56,664		190,551		36,521
Depreciation and amortization	23,799	192,999		22,468		179,386
Bad debts	30,087

	7,975,658	250,879	263,912	217,765	30	216,238

Operating income (loss)	776,019	598,476	218,986	38,348	10,470	339,407

Financial income (expense):
Interest income	99	580				545
Gain (loss) on sale of assets
Gain (loss) on refinancing		2,889,301				670,217
Interest expense	(2,864)	(550,274)		(40,331)		(327,309)
Other		(65,240)				(45,621)

	(2,765)	2,274,367		(40,331)		297,832

Equity in earnings of subsidiaries

Net income (loss)	$773,254	$2,872,843	$218,986	$(1,983)	$10,470	$637,239

WELLINGTON HEALTHCARE SERVICES, LP AND SUBSIDIARIES

CONSOLIDATING INCOME STATEMENT (CONTINUED)

DECEMBER 31, 2010

		Wellington
	West Street	Healthcare
	Associates, LP	Services, LP	Subtotal	Eliminations		Consolidated
Revenue:
Net routine services	$	$	$85,731,775	$		$85,731,775
Net special services			2,933,434			2,933,434
Management fees			4,445,690		(4,435,190)	10,500
Billing service fees			481,714			481,714
Lease income	936,270		7,677,289		(7,677,289)

	936,270		101,269,902		(12,112,479)	89,157,423

Other operating revenue		211	38,693			38,693

Operating expenses:
Routine service			29,721,447			29,721,447
Special service			11,549,915			11,549,915
Dietary			6,175,370			6,175,370
Laundry and housekeeping			3,101,465			3,101,465
Plant operation and maintenance			4,118,404			4,118,404
General and administrative	1,274	633,131	21,079,212		(4,435,190)	16,644,022
Property and related	54,593	9,861	9,794,042		(7,677,289)	2,116,753
Depreciation and amortization	184,560		2,680,554			2,680,554
Bad debts			665,496			665,496

	240,427	642,992	88,885,905		(12,112,479)	76,773,426

Operating income (loss)	695,843	(642,781)	12,422,690			12,422,690

Financial income (expense):
Interest income	792	715	9,731			9,731
Gain (loss) on sale of assets		(2)	2,398			2,398
Gain (loss) on refinancing	(2,030,894)
Interest expense	(648,386)		(4,485,909)			(4,485,909)
Other	(112,276)		(249,141)			(249,141)

	(2,790,764)	713	(4,722,921)			(4,722,921)

Equity in earnings of subsidiaries		8,341,837	8,341,837		(8,341,837)

Net income (loss)	$(2,094,921)	$7,699,769	$16,041,606		$(8,341,837)	$7,699,769

Griffin-American Healthcare REIT II, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Statements

As of December 31, 2011 and for the Year Ended December 31, 2011

The accompanying unaudited pro forma condensed consolidated financial statements (including the notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2011. In management’s opinion, all adjustments necessary to reflect the transactions have been made.

The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2011 is presented as if we acquired the Southeastern SNF Portfolio on December 31, 2011. The Southeastern SNF Portfolio was acquired using a combination of debt financings, including assumed mortgage loans and borrowings under our line of credit with Bank of America, N.A., or Bank of America, or our Bank of America line of credit, and our line of credit with KeyBank National Association, or KeyBank, or our KeyBank line of credit, or collectively our lines of credit, and cash proceeds, net of offering costs, received from our initial public offering, or our offering, through the acquisition date. However, the pro forma adjustments assume that the proceeds from our debt financings, borrowings under our lines of credit and the offering proceeds, at a price of $10.00 per share, net of offering costs, were raised as of December 31, 2011.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011 is presented as if we acquired the Philadelphia SNF Portfolio and the Southeastern SNF Portfolio, or collectively the Properties, on January 1, 2011. The Properties were acquired using a combination of debt financing from either assumed mortgage loans or proceeds from our lines of credit, and cash proceeds, net of offering costs, received from our initial public offering through the acquisition date. However, the pro forma adjustments assume that the debt proceeds and the offering proceeds, at a price of $10.00 per share, net of offering costs, were raised as of January 1, 2011.

The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the date specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

Griffin-American Healthcare REIT II, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2011

		Acquisition of
	Company	the Southeastern		Company
	Historical (A)	SNF Portfolio (B)		Pro Forma
ASSETS
Real estate investments:
Operating properties, net	$369,317,000	$148,060,000		$517,377,000
Cash and cash equivalents	44,682,000	(25,160,000)		19,522,000
Accounts and other receivables, net	1,763,000	—		1,763,000
Accounts receivable due from affiliate	121,000	—		121,000
Restricted cash	2,289,000	2,528,000		4,817,000
Real estate and escrow deposits	7,550,000	(5,000,000)		2,550,000
Identified intangible assets, net	66,115,000	22,940,000		89,055,000
Other assets, net	7,315,000	372,000		7,687,000

Total assets	$499,152,000	$143,740,000		$642,892,000

LIABILITIES AND EQUITY

Liabilities:
Mortgage loans payable, net	$80,466,000	$87,659,000		$168,125,000
Lines of credit	—	58,435,000		58,435,000
Accounts payable and accrued liabilities	7,703,000	101,000		7,804,000
Accounts payable due to affiliates	1,111,000	—		1,111,000
Derivative financial instruments	819,000	—		819,000
Identified intangible liabilities, net	623,000	—		623,000
Security deposits, prepaid rent and other liabilities	10,950,000	2,254,000		13,204,000

Total liabilities	101,672,000	148,449,000		250,121,000

Commitments and contingencies

Equity:
Stockholders’ equity:
Preferred stock, $0.01 par value; 200,000,000 shares authorized; none issued and outstanding	—	—		—
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 48,869,669 issued and outstanding	489,000	—	(C)	489,000
Additional paid-in capital	435,252,000	—	(C)	435,252,000
Accumulated deficit	(38,384,000)	(4,709,000	)(D)	(43,093,000)

Total stockholders’ equity	397,357,000	(4,709,000)		392,648,000
Noncontrolling interests	123,000	—		123,000

Total equity	397,480,000	(4,709,000)		392,771,000

Total liabilities and equity	$499,152,000	$143,740,000		$642,892,000

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Griffin-American Healthcare REIT II, Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2011

		Acquisition of	Acquisition of
	Company	the Philadelphia	the Southeastern		Company
	Historical (E)	SNF Portfolio (F)	SNF Portfolio (G)		Pro Forma
Revenue:
Rental income	$40,457,000	$4,449,000	$16,715,000		$61,621,000

Expenses:
Rental expenses	8,330,000	564,000	898,000	(H)	9,792,000
General and administrative	5,992,000	626,000	1,514,000	(I)	8,132,000
Acquisition related expenses	10,389,000	(3,855,000)	(156,000	)(J)	6,378,000
Depreciation and amortization	14,826,000	1,555,000	5,853,000	(K)	22,234,000

Total expenses	39,537,000	(1,110,000)	8,109,000		46,536,000

Income from operations	920,000	5,559,000	8,606,000		15,085,000
Other income (expense):
Interest expense (including amortization of deferred financing costs and debt discount and premium):
Interest expense	(6,345,000)	(1,723,000)	(5,260,000	)(L)	(13,328,000)
Loss in fair value of derivative financial instruments	(366,000)	—	—		(366,000)
Interest income	17,000	—	—		17,000

Net (loss) income	(5,774,000)	3,836,000	3,346,000		1,408,000

Less: Net income attributable to noncontrolling interests	(2,000)	—	—		(2,000)

Net (loss) income attributable to controlling interest	$(5,776,000)	$3,836,000	$3,346,000		$1,406,000

Net (loss) income per common share attributable to controlling interest — basic and diluted	$(0.19)				$0.04

Weighted average number of common shares outstanding — basic and diluted	30,808,725				37,537,123	(M)

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

Griffin-American Healthcare REIT II, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2011

(A) As reported in our Annual Report on Form 10-K for the year ended December 31, 2011.

(B) Amounts represent the purchase price of the assets acquired and liabilities incurred or assumed by us in connection with the acquisition of the Southeastern SNF Portfolio. The purchase price, plus closing costs and acquisition fees, was financed using $83,159,000 in assumed mortgage loans, $58,435,000 in borrowings under our lines of credit and proceeds, net of offering costs, received from our offering.

In connection with the acquisition, we paid an acquisition fee of approximately $4,579,000, or 2.75% of the contract purchase price, to Grubb & Ellis Equity Advisors, LLC, an affiliate of our former advisor.

For purposes of the pro forma condensed consolidated balance sheet in this Form 8-K/A, we allocated the purchase price to the fair value of the assets acquired and liabilities assumed as follows: $12,063,000 to land, $134,419,000 to building and improvements, $1,578,000 to furniture, fixtures and equipment, $13,639,000 to in-place leases, $9,301,000 to tenant relationships and $(4,500,000) to debt premium.

The purchase price allocations are preliminary and are subject to change.

(C) The Southeastern SNF Portfolio was acquired using proceeds, net of offering costs, received from our offering through the acquisition date at $10.00 per share. We had excess cash on hand as of December 31, 2011, and therefore no additional proceeds are assumed raised as of December 31, 2011.

(D) Amount represents the estimated one-time acquisition related expenses incurred in connection with the acquisition of the Southeastern SNF Portfolio, not included in the historical results.

2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011

(E) As reported in our Aunnual Report on Form 10-K for the year ended December 31, 2011.

(F) Amounts represent the estimated operations, including pro forma adjustments, based on historical operations of the Philadelphia SNF Portfolio, which was acquired on June 30, 2011.

(G) The Southeastern SNF Portfolio is leased under the terms of a bond net lease and the related pro forma adjustments include the rental revenues, tenant recoveries and rental expenses directly attributable to the bond net leased property based on the master lease entered into on January 10, 2012.

(H) Amount represents the estimated rental expenses of the Southeastern SNF Portfolio. Pursuant to our former advisory agreement which was effective through January 6, 2012, our advisor or its affiliates were entitled to receive, for services in managing each of our properties, either a monthly property management fee or a monthly oversight fee of up to 4.0% of the gross monthly cash receipts of the property. As a result, the pro forma amounts shown are reflective of our former advisory agreement for an oversight fee at a rate of 1.0%.

Also, adjustments were made for an incremental property tax expense assuming the acquisition price and historical property tax rate.

(I) Pursuant to our former advisory agreement, our advisor or its affiliates were entitled to receive a monthly asset management fee for services rendered in connection with the management of our assets equal to one-twelfth of 0.85% of average invested assets, subject to our stockholders receiving distributions in an amount equal to 5.0% per annum, cumulative, non-compounded, of invested capital. At the time of the acquisition of the Southeastern SNF Portfolio, our stockholders had received annualized distributions greater than 5.0% per annum. As such, we assumed an asset management fee of 0.85% of average invested assets was incurred for the year ended December 31, 2011.

Griffin-American Healthcare REIT II, Inc.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements – (Continued)

(J) We incurred a total of approximately $4,865,000 in acquisition related expenses, $156,000 of which was incurred in 2011, in connection with the acquisition of the Southeastern SNF Portfolio. As these are nonrecurring charges, they have been excluded from the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011.

(K) Amount represents depreciation and amortization expense on the allocation of the purchase price. Depreciation and amortization expense is recognized using the straight-line method over an estimated useful life of 39.0 years, 4.5 to15.0 years, 6.0 years, 15.0 years, and 30.0 years for building, improvements, furniture, fixtures and equipment, in-place leases and tenant relationships, respectively.

The purchase price allocations, and therefore, depreciation and amortization expense are preliminary and are subject to change.

(L) We financed the purchase price, plus closing costs, of the Southeastern SNF Portfolio, using assumed mortgage loans of $83,159,000, borrowings of $38,435,000 and $20,000,000 under our Bank of America line of credit and our KeyBank line of credit, respectively, and the remaining balance using cash proceeds from our offering. Borrowings under our Bank of America line of credit and our KeyBank line of credit are limited to the availability of credit on the line of credit at the time of acquisition which was $38,435,000 and $71,500,000, respectively. For the purposes of the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011, we have reflected the amount of interest expense calculated on $22,000,000 and $52,870,000 in borrowings under our Bank of America line of credit and our KeyBank line credit, respectively, in the amount listed in the Acquisition of the Philadelphia SNF Portfolio column. Therefore, we have assumed the purchase price, plus closing costs, was financed using assumed mortgage loans of $83,159,000, $16,435,000 in borrowings under our Bank of America line of credit, $18,630,000 in borrowings under our KeyBank line of credit and the remaining balance from cash proceeds from our offering.

As such, this amount represents interest expense on the assumed mortgage loans and our lines of credit. Also, this amount represents amortization of the corresponding loan fees and amortization of the debt premiums on the assumed mortgage loans.

Our Bank of America line of credit, our KeyBank line of credit and one of our assumed mortgage loans on the Southeastern SNF Portfolio bear interest at variable interest rates. If interest rates increase by 0.125%, interest expense would increase by $61,000 for the year ended December 31, 2011.

(M) Amount represents the weighted average number of shares of our common stock from our offering, at $10.00 per share, required to generate sufficient offering proceeds, net of offering costs, to fund the purchase of the Properties. The calculation assumes these proceeds were raised as of January 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT II, Inc.

Date: March 28, 2012	By:	/s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Chief Executive Officer